Securities Act of 1933 Registration No. 333-139427

Investment Company Act of 1940 Registration No. 811-21991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.  ______

☒ Post-Effective Amendment No.  60

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒ Amendment No.  63

Fidelity Rutland Square Trust II

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

John Hitt Secretary and Chief Legal Officer 245 Summer Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)	With copies to: John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

It is proposed that this filing will become effective on December 22, 2017 pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

Fund/Ticker

Strategic Advisers® Tax-Sensitive Short Duration Fund/[___]

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Prospectus

[_], 2017

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Strategic Advisers® Tax-Sensitive Short Duration Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution

Fund Summary

Fund:
Strategic Advisers® Tax-Sensitive Short Duration Fund

Investment Objective

The fund seeks to provide a high level of after-tax income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)(a),(b)	[_]%
Distribution and/or Service (12b-1) fees	None
Other expenses(b)	[_]%
Acquired fund fees and expenses(c)	[_]%
Total annual operating expenses	[_]%
Fee waiver and/or expense reimbursement(a)	[_]%
Total annual operating expenses after fee waiver and/or expense reimbursement	[_]%

(a)  Strategic Advisers, Inc. (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed [__]% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to [x.xx]% of the fund's average daily net assets. This arrangement will remain in effect through [__]. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

(b)  Based on estimated amounts for the current fiscal year.

(c)  Acquired fund fees and expenses based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$[_]
3 years	$ [_]

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including non-affiliated exchange traded funds) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.

Principal Investment Strategies
  Normally investing primarily in U.S. dollar-denominated municipal money market securities and high quality investment-grade municipal debt securities whose interest is exempt from federal income tax.
  Potentially investing in taxable money market securities when after-tax yields are viewed as advantageous (a so-called “tax-sensitive” strategy).
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated fixed-income funds (i.e., Fidelity® funds) and non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork®, and non-affiliated exchange traded funds (ETFs) (collectively, underlying funds) and sub-advisers.
  Allocating assets among underlying funds and sub-advisers with reference to the interest rate risk of the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index (25%) and the iMoneyNet℠ Tax-Free National Retail Money Market Average (75%).
  Allocating assets among underlying funds using proprietary fundamental and quantitative fund research, considering factors including fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.
  Allocating assets among sub-advisers considering factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.
  [Investing up to [10%] of assets in lower quality investment-grade securities.]
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers, Inc. (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund’s sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.

Principal Investment Risks
  Multiple Sub-Adviser Risk.  Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.  Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Municipal Market Volatility.  The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes.  Interest rate increases can cause the price of a debt or money market security to decrease.
  Prepayment.  The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk.  Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing in ETFs.  ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.  Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Strategic Advisers (the Adviser) is the fund's manager. [___] has been retained to serve as a sub-adviser for the fund.

Portfolio Manager(s)

Chris Heavey (portfolio manager) has managed the fund since [__].

Purchase and Sale of Shares

The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund has no minimum investment requirement.

Tax Information

The fund pays dividends that are exempt from federal income tax derived from its investments in municipal money market securities and municipal debt securities. Income exempt from federal income tax may be subject to state or local tax, or to the federal alternative minimum tax. In connection with its "tax-sensitive" strategy, the fund may make investments that are subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Strategic Advisers® Tax-Sensitive Short Duration Fund seeks to provide a high level of after-tax income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests the fund’s assets primarily in U.S. dollar-denominated municipal money market securities and high quality investment-grade municipal debt securities whose interest is exempt from federal income tax. The Adviser may invest all of the fund’s assets in municipal securities whose interest is subject to the federal alternative minimum tax. Additionally, the fund may invest in taxable money market securities when after-tax yields are viewed as advantageous (a so-called “tax-sensitive” strategy).

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

[The Adviser may invest up to [10%] of the fund's assets in lower quality investment-grade securities.]

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.

The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time.

The Adviser allocates the fund's assets among underlying funds and sub-advisers with reference to the interest rate risk of the composite benchmark consisting of Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index (25%) and the iMoneyNet Tax-Free National Retail Money Market Average (75%).

The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.

When determining how to allocate the fund's assets among underlying funds, the Adviser relies on proprietary fundamental and quantitative fund research in its fund selection process. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover.

The fund may invest in affiliated fixed-income funds (i.e., Fidelity® funds) and non-affiliated fixed-income funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork®, though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork®.

The Adviser generally identifies fixed-income funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization. In identifying short-term fixed-income funds, the Adviser generally refers to a fixed-income fund's most recent publicly disclosed dollar-weighted average maturity.

The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity® fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.

When determining how to allocate the fund's assets among sub-advisers, the Adviser considers a variety of factors including, but not limited to, a sub-adviser's investment approach, the characteristics of a sub-adviser's typical investment portfolio, and a sub-adviser's performance patterns in different market environments.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

To select investments, a sub-adviser may analyze the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, a sub-adviser may consider, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Description of Principal Security Types

In addition to investing in underlying funds, the fund may invest directly in the following principal security types:

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, municipal money market securities, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.

If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.

When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.

Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither the Adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Investing in ETFs. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance, and the fund could distribute additional income subject to federal income tax.

Strategic Advisers® Tax-Sensitive Short Duration Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments, to hold a substantial amount of uninvested cash, or to invest in federally taxable obligations to a greater extent than normally contemplated by the fund's "tax-sensitive" strategy for temporary, defensive purposes.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Strategic Advisers® Tax-Sensitive Short Duration Fund seeks to provide a high level of after-tax income, consistent with preservation of capital.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The net asset value per share (NAV) is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and statements of additional information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares can be purchased only through certain discretionary investment programs offered by the Adviser. If you are not currently a client of the Adviser, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. The Adviser charges fees for its discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the statement of additional information (SAI).

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can be made only by the Adviser on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund does not place a limit on purchases or sales of fund shares by the Adviser. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

When your relationship with the Adviser is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in [July and December].

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Taxes on Distributions  The fund pays dividends that are exempt from federal income tax derived from its investments in municipal money market securities and municipal debt securities.

Income exempt from federal income tax may be subject to state or local tax or to the federal alternative minimum tax. In connection with its "tax-sensitive" strategy, a portion of the dividends you receive may be subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds.

Adviser

Strategic Advisers, Inc. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2016, the Adviser had approximately $242.1 billion in discretionary assets under management, and approximately $2.13 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

[__], has been retained to serve as a sub-adviser for the fund. [_] is an affiliate of Strategic Advisers. As of [__], [__] had approximately $[__] billion in discretionary assets under management. [[_] provides investment advisory services for the fund.] [[_] has not currently been allocated a portion of the fund's assets to manage.]]

Portfolio Manager(s)

Strategic Advisers, Inc.

Chris Heavey is portfolio manager of the fund, which he has managed since [___]. Since joining Fidelity Investments in 1998, Mr. Heavey has worked as a senior research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month.

The fund's management fee is calculated by adding the annual rate of [__%] of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, based upon each sub-adviser's respective allocated portion of the fund's assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future. The fund's maximum aggregate annual management fee will not exceed [__%] of the fund's average daily net assets.

The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to [__]% of the fund's average daily net assets through [___].

In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund will be included in the fund's annual report for the fiscal period ending May 31, 2018, when available.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund's shares.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-21991

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Strategic Advisers, Fidelity Investments & Pyramid Design, Fidelity, and FundsNetwork are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

[iMoneyNet] [is/are] [a] service mark[s] of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

1.9885901.100-a	TSS-PRO-1217

Fund	Ticker
Strategic Advisers® Tax-Sensitive Short Duration Fund	[___]

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

[_], 2017

Offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers) - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of the prospectus or SAI, dated [_], 2017, please call Fidelity at 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com.

TSS-PTB-1217
1.9885902.100-a

245 Summer Street, Boston, MA 02210

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

For purposes of the fund's diversification limitation discussed above, Strategic Advisers, Inc. (Strategic Advisers) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, Strategic Advisers will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

For purposes of the fund's diversification limitation discussed above, Strategic Advisers does not consider traditional bond insurance to be a separate security or the insurer to be a separate issuer. Therefore, the diversification limitation does not limit the percentage of fund assets that may be invested in securities insured by a single bond insurer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers, Inc. (Strategic Advisers) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.

The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.

In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Strategic Advisers® Tax-Sensitive Short Duration Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Tax-Sensitive Short Duration Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Tax-Sensitive Short Duration Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Tax-Sensitive Short Duration Fund, or an adviser of an underlying fund.

Asset-Backed Securities  represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing.  If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management.  A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

Central Funds  are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion.  The trust, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Debt Securities  are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Dollar-Weighted Average Maturity  is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds.

Duration  is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs)  are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs)  are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Funds of Funds and Other Large Shareholders.  Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Futures, Options, and Swaps.  The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Strategic Advisers® Tax-Sensitive Short Duration Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the FCM of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities.  A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Securities  cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt.  The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities  are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.  Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates. Municipal funds currently intend to participate in this program only as borrowers. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Inverse Floaters  have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rates fall, and falling when short-term interest rates rise. The prices of inverse floaters can be considerably more volatile than the prices of other investments with comparable maturities and/or credit quality.

Investment-Grade Debt Securities.  Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities.  Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Money Market Securities  are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Municipal Insurance.  A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, typically enhancing its credit quality and value.

Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency's assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that municipal bond insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds or in connection with other insurance the insurer provides could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.

Strategic Advisers may decide to retain an insured municipal bond that is in default, or, in Strategic Advisers' view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

Municipal Leases  and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

Municipal Market Disruption Risk.  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.

Municipal securities may be susceptible to downgrade, default, and bankruptcy, particularly during economic downturns. Factors affecting municipal securities include the budgetary constraints of local, state, and federal governments upon which the municipalities issuing municipal securities may be relying for funding, as well as lower tax collections, fluctuations in interest rates, and increasing construction costs. Municipal securities are also subject to the risk that the perceived likelihood of difficulties in the municipal securities markets could result in increased illiquidity, volatility, and credit risk. Certain municipal issuers may be unable to obtain additional financing through, or be required to pay higher interest rates on, new issues, which may reduce revenues available for these municipal issuers to pay existing obligations. In addition, certain municipal issuers may be unable to issue or market securities, resulting in fewer investment opportunities for funds investing in municipal securities.

Education.  In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities.  The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

Health Care.  The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing.  Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Transportation.  Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer.  Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Put Features  entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Real Estate Investment Trusts.  Real estate investment trusts issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. Real estate investment trusts are dependent upon management skill and the cash flow generated by the properties owned by the trusts. Real estate investment trusts are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets.  Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Refunding Contracts.  Securities may be purchased on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a purchaser to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A purchaser generally will not be obligated to pay the full purchase price if the issuer fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. A purchaser may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.

Repurchase Agreements  involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities  are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities of Other Investment Companies,  including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Sources of Liquidity or Credit Support.  Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Standby Commitments  are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.

Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.

Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. An adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, an adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not generally marketable; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Structured Securities  (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies.  In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.Strategic Advisers® Tax-Sensitive Short Duration Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments, to hold a substantial amount of uninvested cash, or to invest in federally taxable obligations to a greater extent than normally contemplated by the fund's "tax-sensitive" strategy for temporary, defensive purposes.

Tender Option Bonds  are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or "certificates") with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. In selecting tender option bonds, FMR will consider the creditworthiness of the issuer of the underlying bond deposited in the trust, the experience of the custodian, and the quality of the sponsor providing the tender option. In certain instances, the tender option may be terminated if, for example, the issuer of the underlying bond defaults on interest payments.

Transfer Agent Bank Accounts.  Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities  provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In many instances bonds and participation interests have tender options or demand features that permit the holder to tender (or put) the bonds to an institution at periodic intervals and to receive the principal amount thereof. Variable rate instruments structured in this fashion are considered to be essentially equivalent to other variable rate securities. The IRS has not ruled whether the interest on these instruments is tax-exempt. Fixed-rate bonds that are subject to third-party puts and participation interests in such bonds held by a bank in trust or otherwise may have similar features.

When-Issued and Forward Purchase or Sale Transactions  involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds  do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.

Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in affiliated funds, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including exchange traded funds (ETFs).

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

The Selection of Securities Brokers and Dealers

Strategic Advisers or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs or venues, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Strategic Advisers or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, Strategic Advisers or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Strategic Advisers or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. Strategic Advisers or its affiliates may choose to execute futures transactions electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Strategic Advisers or its affiliates.

Research Products and Services.  These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement Strategic Advisers' or its affiliates' own research activities in providing investment advice to the fund.

Execution Services.  In addition, brokerage and research products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services.  Although Strategic Advisers or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in Strategic Advisers' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Strategic Advisers or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Strategic Advisers.  Strategic Advisers' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services Strategic Advisers or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to Strategic Advisers or its affiliates or have no explicit cost associated with them. In addition, Strategic Advisers or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

Strategic Advisers' Decision-Making Process.  In connection with the allocation of fund brokerage, Strategic Advisers or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to Strategic Advisers or its affiliates, viewed in terms of the particular transaction for the fund or Strategic Advisers' or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While Strategic Advisers or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither Strategic Advisers, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist Strategic Advisers or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which Strategic Advisers or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Strategic Advisers or its affiliates.

Research Contracts.  Strategic Advisers or its affiliates have arrangements with certain third-party research providers and brokers through whom Strategic Advisers or its affiliates effect fund trades, whereby Strategic Advisers or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Strategic Advisers or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Strategic Advisers or its affiliates, or that may be available from another broker. Strategic Advisers or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. Strategic Advisers' or its affiliates' determination to pay for research products and services separately is wholly voluntary on Strategic Advisers' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

Strategic Advisers or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of Strategic Advisers) who have entered into arrangements with Strategic Advisers or its affiliates under which the broker may rebate a portion of the compensation paid by a fund. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided Strategic Advisers or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

The Trustees of the fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to Strategic Advisers. Strategic Advisers has established the Strategic Advisers Fair Value Committee (the Committee) to fulfill these responsibilities. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.

Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity® non-money market fund, are valued as follows:

Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. Strategic Advisers engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

The Board of Trustees of the underlying Fidelity® funds has ultimate responsibility for pricing portfolio securities and assets held by those funds, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these responsibilities.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee or the Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee or the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee or the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee and the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

Portfolio securities and assets held by an underlying Fidelity® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

Strategic Advisers reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

Shares of the fund are offered only to certain clients of Strategic Advisers that have granted Strategic Advisers discretionary investment authority. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 for more information.

Investors participating in a Strategic Advisers® discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. To the extent that the fund's income is reported in a written statement to shareholders as federally tax-exempt interest, the dividends declared by the fund will be federally tax-exempt, provided that the fund qualifies to pay tax-exempt dividends. In order to qualify to pay tax-exempt dividends, at least 50% of the value of the fund's total assets (including uninvested assets) must consist of tax-exempt municipal securities at the close of each quarter of the fund's taxable year.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither Strategic Advisers nor the fund guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

You may also receive distributions attributable to interest payments on taxable money market securities. Such distributions will generally be taxable as ordinary income at the federal, state, and local levels.

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees [___] funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Trustees.  The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function.  Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Amy Butte (1968)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Butte also serves as Member of the Advisory Board of other funds. Ms. Butte is an Independent Director of BNP Paribas USA (2016-present). She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as Trustee of certain funds (2011-2017), the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Brian J. Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.

The Audit and Compliance Committee is composed of Mr. Aldrich (Chair), Mr. Ralph Cox, and Mses. Farrell and Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws. During the fiscal year ended May 31, 2017, the committee held [_] meetings.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Mses. Farrell and Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended May 31, 2017, the committee held [_] meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2016.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Bruce T.Herring	Robert A.Lawrence
Strategic Advisers® Tax-Sensitive Short Duration Fund	[_]	[_]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Peter C.Aldrich	Ralph F.Cox	Mary C.Farrell	KarenKaplan
Strategic Advisers® Tax-Sensitive Short Duration Fund	[_]	[_]	[_]	[_]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ending May 31, 2018, or calendar year ended December 31, 2016, as applicable.

Compensation Table (1)
AGGREGATE COMPENSATION FROM A FUND	Peter C.Aldrich	Ralph F.Cox	Mary C.Farrell	KarenKaplan
Strategic Advisers® Tax-Sensitive Short Duration Fund (2)	[_]	[_]	[_]	[_]
TOTAL COMPENSATION FROM THE FUND COMPLEX (3)	$262,500	$292,500	$262,500	$260,000

(1)  [Bruce T. Herring, Robert A. Lawrence, and Howard E. Cox, Jr. are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).]

(2)  [Estimated for the fund's first full year.]

(3)  [Reflects compensation received for the calendar year ended December 31, 2016, for 18 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Amy Butte, $240,000; Mary C. Farrell, $105,000; and Karen Kaplan, $210,000.]

[As of the initial offering of shares of the fund, [_]% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent and/or Fidelity® funds.]

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers [,] [and] [_]. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

[[____] is a registered investment adviser. [____]]

[[_] is a registered investment adviser. FMR LLC is the ultimate parent company of [_]. Information regarding the ownership of FMR LLC is disclosed above.]

Strategic Advisers [,] [and] [_] [,] [and] [__] [,] [and] (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Strategic Advisers has retained [_] [,/and] [__]] to serve as [a] sub-adviser[s] for the fund. The sub-adviser[s] do[es] not sponsor the fund.

It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.

Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of [__%] of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, based upon each sub-adviser's respective allocated portion of the fund's assets; provided, however, that the fund's maximum aggregate annual management fee will not exceed [__%] of the fund's average daily net assets.

In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to [ __%] of the average daily net assets of the fund until [_]. The fee waiver will increase returns.

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

[Sub-Adviser - [_]. The fund and Strategic Advisers have entered into a sub-advisory agreement with [_] pursuant to which [_] may provide investment advisory services for the fund.]

[Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays [_] fees based on the net assets of the portion of the fund managed by [_] pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by [_] under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by [_] pursuant to that Strategy.]

[The following fee rate schedule[s] apply to the mandate[s] below, which [has/have] not currently been allocated a portion of the fund's assets.]

[[_]: [__% on all assets] [;] [__% of the first $__ million in assets] [;] [__% of the next $__ million in assets] [;] [__% of the next $__ million in assets] [;] [and] [__% on any amount in excess of $__ [million/billion] in assets].]

[[_] has not currently been allocated a portion of the fund's assets to manage.]

[Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays [_] fees based on the net assets of the portion of the fund managed by [_] pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by [_] under a particular Strategy based on the following rate schedule[s]:

[[__]: [__% on all assets] [;] [__]% of the first $[__] million in assets] [;] [__]% of the next $[__] million in assets] [;] [__]% of the next $[_] million in assets] [;] [and] [__]% on any amount in excess of $[_] [million/billion] in assets].]

[The following fee rate schedule[s] apply to the mandate[s] below, which [has/have] not currently been allocated a portion of the fund's assets.]

[[___]: [__]% on all assets] [;] [__]% of the first $[__] million in assets] [;] [__]% of the next $[__] million in assets] [;] [__]% of the next $[__] million in assets] [;] [and] [__]% on any amount in excess of $[_] [million/billion] in assets].]

Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by [_] pursuant to that Strategy.

Sub-Adviser - [____]. The fund and Strategic Advisers have entered into a sub-advisory agreement with [__] pursuant to which [__] may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays [__] fees based on the net assets of the portion of the fund managed by [__] pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by [__] under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by [__] pursuant to that Strategy.

[[__] has not currently been allocated a portion of the fund's assets to manage.]]

[Portfolio Manager holdings and compensation information to be filed by subsequent amendment.]

PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the fund, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the fund, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

Sub-Adviser(s):

Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an account fee and an asset-based fee only with respect to assets not invested in Fidelity® funds and non-Fidelity funds (excluding ETFs). For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The account fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets. For assets invested in underlying Fidelity® funds, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and assets of the fund invested in such underlying Fidelity® fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

[The annual rates for pricing and bookkeeping services for the fund are [_]% of the first $500 million of average net assets, [_]% of average net assets between $500 million and $3.5 billion, [_]% of average net assets between $3.5 billion and $25 billion, and [_]% of average net assets in excess of $25 billion.]

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

DESCRIPTION OF THE TRUST

Trust Organization. Strategic Advisers® Tax-Sensitive Short Duration Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. As of the date of this SAI, there are 19 funds offered in the trust: Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Core Income Multi-Manager Fund, Strategic Advisers® Core Multi-Manager Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Emerging Markets Fund of Funds, Strategic Advisers® Growth Fund, Strategic Advisers® Growth Multi-Manager Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® Income Opportunities Fund of Funds, Strategic Advisers® International Fund, Strategic Advisers® International II Fund, Strategic Advisers® International Multi-Manager Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Small-Mid Cap Multi-Manager Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, Strategic Advisers® Value Fund, and Strategic Advisers® Value Multi-Manager Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian. [_], is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. [The Bank of New York Mellon and JPMorgan Chase Bank, each] headquartered in New York, also may serve as [a] special purpose custodian[s] of certain assets in connection with repurchase agreement transactions.

Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

[Independent Registered Public Accounting Firm. [______], independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.]

[Independent Registered Public Accounting Firm. [________], independent registered public accounting firm, audits financial statements for the fund and provides other audit related services.]

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.

The fund will provide a full list of holdings, including its top mutual fund positions (if any), monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top mutual fund positions (if any) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers or its affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Strategic Advisers, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2017 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Rutland Square Trust II

Post-Effective Amendment No. 60 (’33 Act)

Amendment No. 63 (’40 Act)

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b)

Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3.

(c)

Not applicable.

(d)

(1)

Management Contract, dated December 3, 2009, between Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 4.

(2)

Management Contract, dated March 5, 2010, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 8.

(3)

Management Contract, dated June 7, 2012, between Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment Nos. 30 & 33.

(4)

Management Contract, dated September 8, 2011, between Strategic Advisers Core Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment Nos. 18 & 21.

(5)

Management Contract, dated September 8, 2010, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment Nos. 20 & 23.

(6)

Management Contract, dated March 1, 2012, between Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 23 & 26.

(7)

Management Contract, dated March 5, 2010, between Strategic Advisers Growth Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 7.

(8)

Management Contract, dated September 8, 2011, between Strategic Advisers Growth Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 18 & 21.

(9)

Management Contract, dated March 5, 2010, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 8.

(10)

Management Contract, dated June 7, 2012, between Strategic Advisers Income Opportunities Fund of Funds and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 30 & 33.

(11)

Management Contract, dated March 5, 2010, between Strategic Advisers International Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 8.

(12)

Management Contract, dated March 5, 2010, between Strategic Advisers International II Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 8.

(13)

Management Contract, dated March 1, 2012, between Strategic Advisers International Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 23 & 26.

(14)

Management Contract, dated December 1, 2011, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 20 & 23.

(15)

Management Contract, dated March 5, 2010, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 8.

(16)

Management Contract, dated December 1, 2011, between Strategic Advisers Small-Mid Cap Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment Nos. 20 & 23.

(17)

Management Contract, dated March 5, 2010, between Strategic Advisers Value Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 8.

(18)

Management Contract, dated September 8, 2011, between Strategic Advisers Value Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment Nos. 18 & 21.

(19)

Sub-Advisory Agreement, dated March 12, 2013, between Strategic Advisers, Inc. and AllianceBernstein L.P., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 37 & 40.

(20)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment Nos. 46 & 49.

(21)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 46 & 49.

(22)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and ClariVest Asset Management LLC on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 46 & 49.

(23)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment Nos. 56 & 59.

(24)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment Nos. 56 & 59.

(25)

Amended and Restated Sub-Advisory Agreement, dated September 8, 2011, between Strategic Advisers, Inc. and First Eagle Investment Management, LLC, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment Nos. 18 & 21.

(26)

Amended and Restated Sub-Advisory Agreement, dated March 7, 2017, between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 58 & 61.

(27)

Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. and Loomis, Sayles & Company, L.P. on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 46 & 49.

(28)

Amended and Restated Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment Nos. 46 & 49.

(29)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment Nos. 46 & 49.

(30)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2015, between Strategic Advisers, Inc. and Morgan Stanley Investment Management Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment Nos. 52 & 55.

(31)

Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and OppenheimerFunds, Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment Nos. 26 & 29.

(32)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.), on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 46 & 49.

(33)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2016, between Strategic Advisers, Inc. and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 56 & 59.

(34)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Core Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 50 & 53.

(35)

Sub-Advisory Agreement, dated March 12, 2013, between Strategic Advisers, Inc. and Prudential Investment Management, Inc. (currently known as PGIM), on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment Nos. 37 & 40.

(36)

Sub-Advisory Agreement, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, (currently known as FIAM LLC) on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 46 & 49.

(37)

Sub-Advisory Agreement, dated March 12, 2013, between Strategic Advisers, Inc. and Prudential Investment Management, Inc. (currently known as PGIM), on behalf of Strategic Advisers Core Income Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment Nos. 37 & 40.

(38)

Sub-Advisory Agreement, dated June 7, 2012, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, (currently known as FIAM LLC) on behalf of Strategic Advisers Core Income Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment Nos. 30 & 33.

(39)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment Nos. 56 & 59.

(40)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 56 & 59.

(41)

Sub-Advisory Agreement, dated March 12, 2013, between Strategic Advisers, Inc. and AllianceBernstein L.P., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 37 & 40.

(42)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 46 & 49.

(43)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment Nos. 46 & 49.

(44)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and ClariVest Asset Management LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment Nos. 46 & 49.

(45)

Sub-Advisory Agreement, dated September 8, 2011, between Strategic Advisers, Inc. and First Eagle Investment Management, LLC, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 18 & 21.

(46)

Amended and Restated Sub-Advisory Agreement, dated March 7, 2017 between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 58 & 61.

(47)

Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. and Loomis, Sayles & Company, L.P., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 46 & 49.

(48)

Amended and Restated Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 46 & 49.

(49)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment Nos. 46 & 49.

(50)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2015, between Strategic Advisers, Inc. and Morgan Stanley Investment Management Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 52 & 55.

(51)

Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and OppenheimerFunds, Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 26 & 29.

(52)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.), on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment Nos. 46 & 49.

(53)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2016, between Strategic Advisers, Inc. and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment Nos. 56 & 59.

(54)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment Nos. 50 & 53.

(55)

Sub-Advisory Agreement, dated September 6, 2012, between Strategic Advisers, Inc. and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment Nos. 33 & 36.

(56)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 56 & 59.

(57)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 56 & 59.

(58)

Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. and M&G Investment Management Limited, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment Nos. 54 & 57.

(59)

Sub-Advisory Agreement, dated June 4, 2015, between Strategic Advisers, Inc. and Somerset Capital Management LLP, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 50 & 53.

(60)

Sub-Advisory Agreement, dated March 7, 2017, between Strategic Advisers, Inc. and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 58 & 61.

(61)

Sub-Advisory Agreement, dated September 6, 2012, between Strategic Advisers, Inc. and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 33 & 36.

(62)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 56 & 59.

(63)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 56 & 59.

(64)

Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. and M&G Investment Management Limited, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 54 & 57.

(65)

Sub-Advisory Agreement, dated June 4, 2015, between Strategic Advisers, Inc. and Somerset Capital Management LLP, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 50 & 53.

(66)

Sub-Advisory Agreement, dated March 7, 2017, between Strategic Advisers, Inc. and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment Nos. 58 & 61.

(67)

Amended and Restated Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. and ClariVest Asset Management LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment Nos. 35 & 38.

(68)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment Nos. 56 & 59.

(69)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 56 & 59.

(70)

Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. and Loomis Sayles & Company, L.P. on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 46 & 49.

(71)

Sub-Advisory Agreement, dated September 11, 2013, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 40 & 43.

(72)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 50 & 53.

(73)

Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. and ClariVest Asset Management LLC, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 35 & 38.

(74)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 56 & 59.

(75)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment Nos. 56 & 59.

(76)

Sub-Advisory Agreement, dated December 2, 2014, between Strategic Advisers, Inc. and Loomis Sayles & Company, L.P. on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 46 & 49.

(77)

Sub-Advisory Agreement, dated September 11, 2013, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 40 & 43.

(78)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2015, between Strategic Advisers, Inc. and Waddell & Reed Investment Management Company, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment Nos. 50 & 53.

(79)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Income Opportunities, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment Nos. 56 & 59.

(80)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Income Opportunities Fund of Funds, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment Nos. 56 & 59.

(81)

Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. and Arrowstreet Capital, Limited Partnership on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment Nos. 54 & 57.

(82)

Amended and Restated Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. and Causeway Capital Management LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 35 & 38.

(83)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 56 & 59.

(84)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIL Investment Advisors, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment Nos. 56 & 59.

(85)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers International Fund, incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 56 & 59.

(86)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2012, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 33 & 36.

(87)

Sub-Advisory Agreement, dated September 5, 2014, between Strategic Advisers, Inc. and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment Nos. 46 & 49.

(88)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2016, between Strategic Advisers, Inc. and William Blair Investment Management, L.L.C., on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment Nos. 56 & 59.

(89)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers International II Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment Nos. 56 & 59.

(90)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIL Investment Advisors, on behalf of Strategic Advisers International II Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment Nos. 56 & 59.

(91)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers International II Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment Nos. 56 & 59.

(92)

Sub-Advisory Agreement, dated March 5, 2015, between Strategic Advisers, Inc. and Arrowstreet Capital, Limited Partnership, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment Nos. 54 & 57.

(93)

Amended and Restated Sub-Advisory Agreement, dated December 6, 2012, between Strategic Advisers, Inc. and Causeway Capital Management LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment Nos. 35 & 38.

(94)

Sub-Advisory Agreement, dated March 1, 2012, between Strategic Advisers, Inc. and Massachusetts Financial Services Company, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 28 & 31.

(95)

Sub-Advisory Agreement, dated February 19, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 56 & 59.

(96)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIL Investment Advisors, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 56 & 59.

(97)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment Nos. 56 & 59.

(98)

Sub-Advisory Agreement, dated September 5, 2014, between Strategic Advisers, Inc. and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment Nos. 46 & 49.

(99)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2016, between Strategic Advisers, Inc. and William Blair Investment Management, L.L.C., on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(105) of Post-Effective Amendment Nos. 56 & 59.

(100)

Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC, (currently known as FIAM LLC) on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 30 & 33.

(101)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2014, between Strategic Advisers, Inc. and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment Nos. 54 & 57.

(102)

Sub-Advisory Agreement, dated December 2, 2015, between Strategic Advisers, Inc. and Arrowpoint Asset Management, LLC. (currently known as Arrowmark Partners), on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 54 & 57.

(103)

Sub-Advisory Agreement, dated September 16, 2015, between Strategic Advisers, Inc. and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 52 & 55.

(104)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Fisher Investments, Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 46 & 49.

(105)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment Nos. 56 & 59.

(106)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and Invesco Advisers, Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment Nos. 35 & 38.

(107)

Sub-Advisory Agreement, dated March 3, 2016, between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment Nos. 52 & 55.

(108)

Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 58 & 61.

(109)

Amended and Restated Sub-Advisory Agreement, dated December 16, 2015, between Strategic Advisers, Inc. and Neuberger Berman Management LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment Nos. 54 & 57.

(110)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Strategic Advisers, Inc. and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(118) of Post-Effective Amendment Nos. 56 & 59.

(111)

Amended and Restated Sub-Advisory Agreement, dated September 8, 2010, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC (currently known as FIAM LLC), on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 11 & 14.

(112)

Sub-Advisory Agreement, dated June 7, 2013, between Strategic Advisers, Inc. and RS Investment Management Co. LLC (currently known as Victory Capital Management, Inc.), on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment Nos. 37 & 40.

(113)

Amended and Restated Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and Systematic Financial Management, L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 33 & 36.

(114)

Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. and The Boston Company Asset Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment Nos. 58 & 61.

(115)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Victory Capital Management Inc. on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment Nos. 56 & 59.

(116)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2016, between Strategic Advisers, Inc. and Advisory Research, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment Nos. 56 & 59.

(117)

Sub-Advisory Agreement, dated September 16, 2015, between Strategic Advisers, Inc. and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 52 & 55.

(118)

Sub-Advisory Agreement, dated December 2, 2015, between Strategic Advisers, Inc. and Arrowpoint Asset Management, LLC. (currently known as Arrowmark Partners), on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment Nos. 54 & 57.

(119)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Fisher Investments, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment Nos. 46 & 49.

(120)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment Nos. 56 & 59.

(121)

Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and Invesco Advisers, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 23 & 26.

(122)

Sub-Advisory Agreement, dated March 3, 2016, between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment Nos. 52 & 55.

(123)

Amended and Restated Sub-Advisory Agreement, dated June 4, 2015, between Strategic Advisers, Inc. and Kennedy Capital Management, Inc., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment Nos. 50 & 53.

(124)

Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment Nos. 58 & 61.

(125)

Amended and Restated Sub-Advisory Agreement, dated December 16, 2015, between Strategic Advisers, Inc. and Neuberger Berman Management LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 54 & 57.

(126)

Amended and Restated Sub-Advisory Agreement, dated July 1, 2016, between Strategic Advisers, Inc. and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(134) of Post-Effective Amendment Nos. 56 & 59.

(127)

Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and Pyramis Global Advisors, LLC (currently known as FIAM LLC), on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment Nos. 30 & 33.

(128)

Sub-Advisory Agreement, dated June 7, 2013, between Strategic Advisers, Inc. and RS Investment Management Co. LLC (currently known as Victory Capital Management, Inc.), on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 37 & 40.

(129)

Sub-Advisory Agreement, dated December 1, 2011, between Strategic Advisers, Inc. and Systematic Financial Management, L.P., on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 22 & 25.

(130)

Amended and Restated Sub-Advisory Agreement, dated June 8, 2017, between Strategic Advisers, Inc. and The Boston Company Asset Management, LLC on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(130) of Post-Effective Amendment Nos. 58 & 61.

(131)

Sub-Advisory Agreement, dated September 4, 2014, between Strategic Advisers, Inc. and Victory Capital Management Inc. on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, , is incorporated herein by reference to Exhibit (d)(139) of Post-Effective Amendment Nos. 56 & 59.

(132)

Sub-Advisory Agreement, dated December 17, 2012, between Strategic Advisers, Inc. and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment Nos. 35 & 38.

(133)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2014, between Strategic Advisers, Inc. and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment Nos. 44 & 47.

(134)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(142) of Post-Effective Amendment Nos. 56 & 59.

(135)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment Nos. 56 & 59.

(136)

Sub-Advisory Agreement, dated March 7, 2017 between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(136) of Post-Effective Amendment Nos. 58 & 61.

(137)

Amended and Restated Sub-Advisory Agreement, dated September 8, 2011, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment Nos. 18 & 21.

(138)

Sub-Advisory Agreement, dated September 11, 2013, between Strategic Advisers, Inc. and Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.), on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment Nos. 40 & 43.

(139)

Sub-Advisory Agreement, dated December 17, 2012, between Strategic Advisers, Inc. and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment Nos. 35 & 38.

(140)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2014, between Strategic Advisers, Inc. and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 44 & 47.

(141)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and FIAM LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(149) of Post-Effective Amendment Nos. 56 & 59.

(142)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. and Geode Capital Management, LLC, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(150) of Post-Effective Amendment Nos. 56 & 59.

(143)

Sub-Advisory Agreement, dated March 7, 2017 between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment Nos. 58 & 61.

(144)

Sub-Advisory Agreement, dated September 8, 2011, between Strategic Advisers, Inc. and LSV Asset Management, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment Nos. 18 & 21.

(145)

Sub-Advisory Agreement, dated September 11, 2013, between Strategic Advisers, Inc. and Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.), on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment Nos. 40 & 43.

(e)

(1)

General Distribution Agreement, dated December 3, 2009, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 4.

(2)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 8.

(3)

General Distribution Agreement, dated June 7, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Income Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 30 & 33.

(4)

General Distribution Agreement, dated September 8, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 20 & 23.

(5)

General Distribution Agreement, dated September 8, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment Nos. 11 & 14.

(6)

General Distribution Agreement, dated March 1, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 23 & 26.

(7)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Growth Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 7.

(8)

General Distribution Agreement, dated September 8, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 20 & 23.

(9)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 8.

(10)

General Distribution Agreement, dated June 7, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Income Opportunities Fund of Funds, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 30 & 33.

(11)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 8.

(12)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International II Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 8.

(13)

General Distribution Agreement, dated March 1, 2012, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment Nos. 23 & 26.

(14)

General Distribution Agreement, dated December 1, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment Nos. 22 & 25.

(15)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 8.

(16)

General Distribution Agreement, dated December 1, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment Nos. 22 & 25.

(17)

General Distribution Agreement, dated March 5, 2010, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Value Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 8.

(18)

General Distribution Agreement, dated September 8, 2011, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation, on behalf of Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment Nos. 20 & 23.

(f)

None.

(g)

(1)

Custodian Agreement dated April 12, 2007 between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund), Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, and Strategic Advisers Growth Multi-Manager Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 3.

(2)

Custodian Agreement dated April 12, 2007 between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (g) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 1.

(h)

(1)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment Nos. 46 & 49.

(2)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment Nos. 46 & 49.

(3)

Amended and Restated Management Fee Waiver Agreement, dated August 26, 2013, between Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment Nos. 46 & 49.

(4)

Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 46 & 49.

(5)

Amended and Restated Management Fee Waiver Agreement, dated August 26, 2013, between Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment Nos. 46 & 49.

(6)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Growth Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment Nos. 46 & 49.

(7)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 46 & 49.

(8)

Amended and Restated Management Fee Waiver Agreement, dated August 26, 2013, between Strategic Advisers Income Opportunities Fund of Funds and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment Nos. 46 & 49.

(9)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment Nos. 46 & 49.

(10)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International II Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 46 & 49.

(11)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment Nos. 46 & 49.

(12)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment Nos. 46 & 49.

(13)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Value Fund and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment Nos. 46 & 49.

(i)

Not applicable.

(j)

Not applicable.

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Core Fund (currently known as Strategic Advisers Core Fund) is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 4.

(2)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 8.

(3)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment Nos. 30 & 33.

(4)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund: Class F is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment Nos. 35 & 38.

(5)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment Nos. 40 & 43.

(6)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 40 & 43.

(7)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment Nos. 18 & 21.

(8)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund: Class F is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 35 & 38.

(9)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment Nos. 40 & 43.

(10)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 40 & 43.

(11)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment Nos. 11 & 14.

(12)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 23 & 26.

(13)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds: Class F is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment Nos. 35 & 38.

(14)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds: Class L is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment Nos. 40 & 43.

(15)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund of Funds: Class N is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment Nos. 40 & 43.

(16)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 6.

(17)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 18 & 21.

(18)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund: Class F is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment Nos. 35 & 38.

(19)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment Nos. 40 & 43.

(20)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Growth Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment Nos. 40 & 43.

(21)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 8.

(22)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 30 & 33.

(23)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds: Class F is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment Nos. 35 & 38.

(24)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds: Class L is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment Nos. 40 & 43.

(25)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund of Funds: Class N is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment Nos. 40 & 43.

(26)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 8.

(27)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International II Fund is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 8.

(28)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment Nos. 23 & 26.

(29)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund: Class F is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment Nos. 35 & 38.

(30)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment Nos. 40 & 43.

(31)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment Nos. 40 & 43.

(32)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 20 & 23.

(33)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 8.

(34)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment Nos. 20 & 23.

(35)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class F is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment Nos. 35 & 38.

(36)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment Nos. 40 & 43.

(37)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment Nos. 40 & 43.

(38)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 8.

(39)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment Nos. 18 & 21.

(40)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund: Class F is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment Nos. 35 & 38.

(41)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund: Class L is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment Nos. 40 & 43.

(42)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Value Multi-Manager Fund: Class N is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment Nos. 40 & 43.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Strategic Advisers Workplace Investing Funds, dated September 11, 2013, on behalf of Fidelity Rutland Square Trust II on behalf of Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment Nos. 40 & 43.

(2)

Schedule I, dated September 11, 2013, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Strategic Advisers Workplace Investing Funds, dated September 11, 2013, on behalf of Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment Nos. 40 & 43.

(p)

(1)

The 2017 Code of Ethics, adopted by each fund and Strategic Advisers and Fidelity Distributors Corporation pursuant to Rule 17j-1, is incorporated herein by reference to Exhibit (p)(1) of Fidelity Central Investment Portfolios, LLC’s (File No. 811-21667) Amendment No. 44.

(2)

The 2017 Code of Ethics, adopted by FIL Investment Advisors, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund, and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund II’s (File No. 033-20773) Post-Effective Amendment No. 72.

(3)

Code of Ethics, dated January 2017, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 363.

(4)

Code of Ethics, adopted by Acadian Asset Management LLC, updated as of January 2016, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment Nos. 54 & 57.

(5)

Code of Ethics, dated February 1, 2005 and revised March 31, 2016, adopted by Advisory Research, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment Nos. 54 & 57.

(6)

Code of Ethics, adopted by Alliance Bernstein, updated as of January 2016, pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment Nos. 54 & 57.

(7)

Code of Ethics, dated December 3, 2015, adopted by Aristotle Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment Nos. 52 & 55.

(8)

Code of Ethics, dated June 2015, adopted by Arrowpoint Asset Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment Nos. 52 & 55.

(9)

Code of Ethics, dated June 1, 2015, adopted by Arrowstreet Capital, Limited Partnership pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment Nos. 52 & 55.

(10)

Code of Ethics, dated January 2016, adopted by Brandywine Global Investment Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment Nos. 54 & 57.

(11)

Code of Ethics, dated June 30, 2016, adopted by Causeway Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment Nos. 56 & 59.

(12)

Code of Ethics, dated September 30, 2016, adopted by ClariVest Asset Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund and Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 56 & 59.

(13)

Code of Ethics dated October 2014, adopted by First Eagle Investment Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund and Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment Nos. 46 & 49.

(14)

Code of Ethics, dated August 2016, adopted by Fisher Investments, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment Nos. 56 & 59.

(15)

Code of Ethics, dated January 1, 2015, adopted by Invesco Advisers, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment Nos. 50 & 53.

(16)

Code of Ethics, dated March 31, 2016, adopted by J.P. Morgan Investment Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to (p)(14) of Post-Effective Amendment Nos. 56 & 59.

(17)

Code of Ethics, dated November 19, 2015, adopted by Kennedy Capital Management, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 52 & 55.

(18)

Code of Ethics, dated August 11, 2016, adopted by Loomis Sayles & Company, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, and Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment Nos. 56 & 59.

(19)

Code of Ethics, dated September 25, 2012 Amended October 18, 2013, adopted by LSV Asset Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment Nos. 42 & 45.

(20)

Code of Ethics, dated December 2015, adopted by M&G Investments pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment Nos. 52 & 55.

(21)

Code of Ethics, dated September 19, 2014, adopted by MFS Investment Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers International Fund, and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment Nos. 46 & 49.

(22)

Code of Ethics, dated March 22, 2016, adopted by Morgan Stanley Investment Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, and Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment Nos. 54 & 57.

(23)

Code of Ethics, dated January 2016, adopted by Neuberger Berman Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 54 & 57.

(24)

Code of Ethics, dated May 26, 2016, adopted by OppenheimerFunds, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund and Strategic Advisers Core Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 56 & 59.

(25)

Code of Ethics, dated September 1, 2016, adopted by Portolan Capital Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment Nos. 56 & 59.

(26)

Code of Ethics, adopted by Prudential Investment Management, Inc. (currently known as PGIM) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund and Strategic Advisers Core Income Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment Nos. 52 & 55.

(27)

Code of Ethics, adopted by Pyramis Global Advisors, LLC (currently known as FIAM LLC) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 4.

(28)

Code of Ethics, adopted by Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 42 & 45.

(29)

Code of Ethics, dated July 1, 2014, adopted by RS Investment Management Co. LLC (currently known as Victory Capital Management, Inc.) pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(27) of Post-Effective Amendment Nos. 46 & 49.

(30)

Code of Ethics, adopted by Somerset Capital Management LLP, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers Emerging Markets Fund of Funds, is incorporated herein by reference to Exhibit (p)(28) of Post-Effective Amendment Nos. 54 & 57.

(31)

Code of Ethics, dated November 2013, adopted by Systematic Financial Management, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(28) of Post-Effective Amendment Nos. 46 & 49.

(32)

Code of Ethics, dated January 1, 2016, adopted by T. Rowe Price Associates, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, and Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (p)(30) of Post-Effective Amendment Nos. 54 & 57.

(33)

Code of Ethics, dated November 18, 2015, adopted by The Boston Company Asset Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 52 & 55.

(34)

Code of Ethics, dated August 2014, adopted by Thompson, Siegel & Walmsley, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 46 & 49.

(35)

Code of Ethics, dated July 30, 2016, adopted by Victory Capital Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 56 & 59.

(36)

Code of Ethics, dated May 2011, adopted by Waddell & Reed Investment Management Company pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, and Strategic Advisers Growth Multi-Manager Fund, is incorporated herein by reference to Exhibit (p)(19) of Post-Effective Amendment Nos. 20 & 23.

(37)

Code of Ethics, dated April 29, 2014, adopted by William Blair & Company, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers International Multi-Manager Fund, is incorporated herein by reference to to Exhibit (p)(33) of Post-Effective Amendment Nos. 46 & 49.

Item 29.

Trusts Controlled by or Under Common Control with this Trust

The Board of Trustees of the trust is not the same as the board of the other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its adviser. The officers of the Trust are elected separately but are substantially similar to those of the other Fidelity funds. The Trust takes the position that it is not under common control with the other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisors

(1) STRATEGIC ADVISERS, INC.

Strategic Advisers, Inc. serves as investment adviser to the funds and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance. The directors and officers of Strategic Advisers have held, during the past two fiscal years, the following positions of a substantial nature.

Suzanne Brennan	Chief Operating Officer of Strategic Advisers, Inc.

Wilfred Chilangwa	Vice President of Strategic Advisers, Inc.

James Cracraft	Senior Vice President of Strategic Advisers, Inc.
Peter Brian Enyeart	Chief Investment Officer of Strategic Advisers, Inc. (2015).

Howard J. Galligan III	Director of Strategic Advisers, Inc.

Barry J. Golden	Vice President of Strategic Advisers, Inc. (2015).

Harris Komishane	Treasurer of FMR, FMRC, FIMM, Strategic Advisers, Inc., and SelectCo (2017).

Eric C. Green

Assistant Treasurer of FMR (2016), FMRC (2016), Strategic Advisers, Inc. (2015), FIMM (2016) and SelectCo (2016); Executive Vice President, Tax and Assistant Treasurer of FMR LLC (2015). Previously served as Assistant Treasurer of FIAM LLC (2016).

James Gryglewicz	Compliance Officer of SelectCo (2014) and Strategic Advisers, Inc. (2015).

Heidi M. Haska	Vice President of Strategic Advisers, Inc.

Bruce T. Herring	President (2015), Director (2016), and Chairman of the Board (2015) of Strategic Advisers, Inc.; President of FRAC.

Scott B. Kuldell	Senior Vice President of Strategic Advisers, Inc.

Robert L. MacDonald	Senior Vice President of Strategic Advisers, Inc.

Brian C. McLain	Assistant Secretary of Strategic Advisers, Inc. (2015).

Gregory Pappas	Vice President of Strategic Advisers, Inc.

Roger T. Servison	Director of Strategic Advisers, Inc.

Peter D. Stahl

Secretary of FDC, FMR LLC, and Strategic Advisers, Inc. (2015); Assistant Secretary of FMR, FMRC, FRAC, FIAM LLC (2015), FIMM, and SelectCo. Previously served as Secretary (2016) and Assistant Secretary (2016) of FMR Japan; Assistant Secretary (2014) of FMR U.K.; Assistant Secretary of Strategic Advisers, Inc. (2015).

John A. Stone	Vice President of Strategic Advisers, Inc. (2015).

Linda J. Wondrack

Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR Investment Management (UK) Limited, FIMM, FIAM LLC, Strategic Advisers, Inc., and SelectCo. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016).

Derek L. Young	Director of Strategic Advisers, Inc.; Previously served as President of Strategic Advisers, Inc. (2015).

 (2)

FIAM, LLC (FIAM)

The directors and officers of FIAM, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Pamela R. Holding	Director and Chief Investment Officer (2014)

Casey M. Condron	Director (2014), Head of FIAM Institutional Sales and Relationship Management

Wilson B. Owens	Investment Operations Officer (2016). Previously served as Director (2014) and Chief Operating Officer (2015)

Ian Baker	Senior Vice President

Horace Codjoe	Vice President
Scott Edward Couto	President, Head of Distribution, and Director of FIAM (2016); President and Director of Fidelity Distributors Corporation (FDC)

Kim Daniels	Assistant Treasurer

J. Clay Luby	Treasurer

Carlos PiSierra	Director (2016) and Chief Financial Officer (2016)

Jennifer R. Suellentrop	Secretary (2014)

Brian C. McLain	Assistant Secretary

David H. Shore	Assistant Secretary

Linda J. Wondrack	Chief Compliance Officer of FMR, FMRC, FMR H.K., FMR U.K., FIMM, FIAM LLC, SelectCo, and Strategic Advisers, Inc. Previously served as Chief Compliance Officer of FMR Japan (2016) and FMR U.K. (2016)

Sian Burgess	Chief Compliance Officer - Canada

(3) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Rohit Mangla	Chief Compliance Officer of FIA (2017).

John Ford	Director of FIA; Executive Officer and Director of FIJ.

Elizabeth Hickmott Andrew Knights	Assistant Secretary of FIA. Director of FIA (2016).

Angel Law	SFC Emergency Contact Person and Compliant Officer of FIA (2016).

Dawnella Mason	Deputy Company Secretary (2016).

Michael Ng	SFC Emergency Contact Person and Compliant Officer of FIA.

Allan Pelvang	Director of FIA. Previously Director of FIJ (2012).

Rosalie Powell	Company Secretary of FIA.

Deborah Speight	Alternate Director to all Directors of FIA.

Neal Turchairo	Director of FIA.

(4) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Vincent C. Gubitosi

President and Chief Investment Officer.

Jeffrey S. Miller	Chief Operating Officer.

Joseph Ciardi	Chief Compliance Officer.

Sorin Codreanu	Chief Financial Officer and Treasurer.

Matt Nevins	General Counsel (2015).

Jack Haley	Director.

Caleb Loring, III	Director.

Franklin Corning Kenly	Director.

Arlene Rockefeller	Director.

Eric Roiter	Director.

Jennifer Uhrig	Director.

Philip L. Bullen	Director (2017).

 (5)

ACADIAN ASSET MANAGEMENT, LLC

The directors and officers of Acadian Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Laurent De Greef

SVP, Director, Global Consultant Relations, Member of Board of Managers

John Chisholm	Executive Vice President, Chief Investment Officer, Member of Board of Managers

Churchill Franklin	Executive Vice President, Chief Executive Officer, Member of Board of Managers

Ronald Frashure	Chairman, Member of Board of Managers

Mark Minichiello	Executive Vice President, Chief Operating Officer, Treasurer, Secretary, Member of Board of Managers

Brendan Bradley	Senior Vice President, Director, Portfolio Management, Member of Board of Managers

Ross Dowd	Executive Vice President, Global Head of Marketing and Client Service, Member of Board of Managers

Mauricio Karchmer	Director, Implementation-Trading and Portfolio Construction, Manager

Theodore Noon	SVP, Director, North American Business Development (2014)

Linda Gibson (OM)	Member of Board of Managers

Christopher Hadley (OM)	Member of Board of Managers

Aidan Riordan (OM)	Member of Board of Managers

Stephen Belgrad (OM)	Member of Board of Managers

(6)

ADVISORY RESEARCH, INC. (ARI)

The directors and officers of ARI have held, during the past two fiscal years, the following positions of a substantial nature.

Christopher Dyson Crawshaw

Chief Executive Officer and President

Susan L. Steiner	Chief Compliance Officer

Laura M. Moret	Chief Legal Officer

Thomas Gregory Smith	Board Member

(7)

ALLIANCEBERNSTEIN L.P.

The directors and officers of AllianceBernstein L.P. have held, during the past two fiscal years, the following positions of a substantial nature.

Peter S. Kraus

Chairman of the Board and Chief Executive Officer

James A. Gingrich	Chief Operating Officer

Laurence E. Cranch	General Counsel

John C. Weisenseel	Chief Financial Officer

Robert P. van Brugge	Chairman and Chief Executive Officer of Sanford C. Bernstein & Co., LLC

Christopher M. Condron	Director - AllianceBernstein Corporation

Denis Duverne	Director – AllianceBernstein Corporation and Deputy Chief Executive Officer of AXA

Steven G. Elliott	Lead Independent Director - AllianceBernstein Corporation

Deborah S. Hechinger	Director - AllianceBernstein Corporation and Independent Consultant on Non-Profit Governance

Weston M. Hicks	Director - AllianceBernstein Corporation and Director, President and Chief Executive Officer, Alleghany Corporation

Heidi S. Messer	Director - AllianceBernstein Corporation and Co-Founder and Chairman of Cross Commerce Media, host to Collective

Mark Pearson	Director - AllianceBernstein Corporation and President and Chief Executive Officer, AXA Financial, Inc.

Lorie A. Slutsky	Director - AllianceBernstein and President and Chief Executive Officer, The New York Community Trust

Scott A. Schoen	Director - AllianceBernstein Corporation and CEO of Babylon Capital Partners, L.P.

Kate Burke	Head of Human Capital and Chief Talent Officer

Joshua A. Weinreich	Director - AllianceBernstein Corporation

(8)

ARISTOTLE CAPITAL MANAGEMENT, LLC

The directors and officers of Aristotle Capital, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Richard S. Hollander

Chairman

Howard Gleicher	CEO & Chief Investment Officer

Gary Lisenbee	Co-CEO and Co-Chief Investment Officer

Steve Borowski	President (2016)

Richard Schweitzer	Chief Financial Officer (2016) and Chief Risk Officer (2016)

Michelle Gosom	Chief Compliance Officer (2016)

(9)

ARROWMARK PARTNERS (FORMERLY ARROWPOINT ASSET MANAGEMENT, LLC)

The directors and officers of Arrowpoint Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Catherine O’Brien

Chief Financial Officer

Derek Mullins	Director of Operations

David Corkins	Partner, Portfolio Manager

Karen Reidy, CFA	Partner, Portfolio Manager

Minyoung Sohn, CFA	Partner, Portfolio Manager

Kaelyn Abrell	Partner, Analyst

Sanjai Bhonsle	Partner, Portfolio Manager
Brian Schaub, CFA	Partner, Portfolio Manager

Chad Meade	Partner, Portfolio Manager

Rick Grove	Chief Compliance Officer and Chief Operating Officer

Chris Dunne	Managing Director, Investor Relations

 (10)

 ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

The directors and officers of Arrowstreet Capital, Limited Partnership have held, during the past two fiscal years, the following positions of a substantial nature.

Tony Ryan

Chief Executive Officer, Executive Director

Peter Rathjens, Ph.D.	Chief Investment Officer and Executive Director, Previously served as Partner (2016)

Eric Burnett	Chief Compliance Officer. Previously served as Partner (2016)

Nirali Maniar Gandhi	Chief Financial Officer

John Y. Campbell	Executive Director

Tuomo Vuolteenaho	Executive Director

Bruce Clarke	Non-Executive Director

Thomas DeLong	Non-Executive Director

Richard Morris	Non-Executive Director

Albert S. Kyle	Non-Executive Director

(11)

 BRANDYWINE GLOBAL INVESTMENT MANAGEMENT LLC

The directors and officers of Brandywine Global Investment Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Mark Paul Glassman	Chief Administrative Officer and Treasurer. Previously served as Executive Vice President (2015)

Christopher D. Marzullo	General Counsel and Chief Compliance Officer

David Fenno Hoffman	Senior Managing Director and Board Chairman. Previously served as Executive Vice President (2015)

Paul R. Lesutis	Senior Managing Director (2015)

Henry F. Otto	Senior Managing Director (2015)

Stephen S. Smith	Senior Managing Director (2015)
Adam B. Spector	Managing Director (2015)
Steven M. Tonkovich	Senior Managing Director (2015)

Patrick S. Kaser	Managing Director (2015)

Thomas C. Merchant	Secretary (2015)

Beth O’Malley	Assistant Secretary (2015)

Melissa A. Warren	Assistant Secretary (2015)

(12)

CAUSEWAY CAPITAL MANAGEMENT, LLC. (Causeway)

The directors and officers of Causeway have held, during the past two fiscal years, the following positions of a substantial nature.

Gracie V. Fermelia	Chief Operating Officer, member of Board of Managers of Causeway’s parent holding company

Sarah H. Ketterer	Chief Executive Officer, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company

Harry W. Hartford	President, Portfolio Manager, and member of Board of Managers of Causeway’s parent holding company

Turner Swan	General Counsel, Secretary

Dawn M. Vroegop	Independent Manager of Board of Managers of Causeway’s parent holding company

Kurt J. Decko	Chief Compliance Officer

(13)

CLARIVEST ASSET MANAGEMENT LLC

The directors and officers of Clarivest Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Stacey Ross Nutt	Chief Executive Officer, Chief Investment Officer

Jeff A. Jacobson	Chief Operations Officer and Chief Financial Officer

Tiffany Ann Ayres	Chief Compliance Officer and General Counsel

David J. Pavan	Member

David Raymond Vaughn	Member

Todd Nathan Wolter	Member

Aaron Ochstein	Member

J. Cooper Abbott	Member

Court James	Member

(14)

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

The directors and officers of First Eagle Investment Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Mehdi Mahmud John P. Arnhold	President and Chief Executive Officer Director

Albert Pisano	Senior Vice President and Chief Compliance Officer

Robert Bruno	Senior Vice President

Michael M. Kellen	Director

David P. O'Connor	Senior Vice President and General Counsel

Bridget A. Macaskill	Director

Katherine L. Perkins	Chief Financial Officer

(15)

FISHER INVESTMENTS, INC.

The directors and officers of Fisher Investments, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Kenneth L. Fisher

Chairman of the Board of Managers, Executive Chairman, and Co-Chief Investment Officer (Co-CIO)

Jeffery L. Silk	Vice Chairman of the Board of Managers and Co-CIO

William J. Glaser	Executive Vice President of Portfolio Management

Aaron S. Anderson	Senior Vice President of Research

Steven R. Triplett	Board of Managers and Chief Operating Officer

Damian D. Omani	Board of Managers and Chief Executive Officer (CEO)

Nathan C. Fisher	Board of Managers, Managing Director of 401(k) Solutions

(16)

INVESCO ADVISERS, INC. (Invesco)

The directors and officers of Invesco have held, during the past two fiscal years, the following positions of a substantial nature.

Philip A. Taylor

Director

Robert R. Leveille	Chief Compliance Officer

Loren M. Starr	Director
Kevin M. Carome	Director

Colin D. Meadows	Director

Martin L. Flanagan	Advisor

Annette Lege	Treasurer, CFO, and Chief Accounting Officer

Crissie M. Wisdom	Anti-Money Laundering Officer

Mark Gregson	Controller

M. Kevin Cronin	Senior Vice President

Jeffrey Howard Kupor	Senior Vice President & Secretary

Gregory G. McGreevey	Director, President, and Chief Executive Officer

R. Scott Dennis	Senior Vice President

Robert Rigsby	Senior Vice President

Leslie Ann Schmidt	Senior Vice President

Peter Intraligi	Senior Vice President

Gary Kevin Wendler	Senior Vice President

John Mark Zerr	Senior Vice President

David Colvin Warren	Senior Vice President

(17)

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The directors and officers of J.P. Morgan Investment Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Camacho

Director/Global Head of Beta Strategies/Managing Director

George C. Gatch	Director/Chairman/Managing Director

Paul A. Quinsee	Global Head of Equity/Director/Managing Director

Mark A. Egert	Chief Compliance Officer/Executive Director

Scott E. Richter	Secretary/Managing Director

Craig M. Sullivan	Director/Treasurer/CFO/Managing Director

Anton Pil	Director/Global Head of Real Assets/Managing Director

Lawrence M. Unrein	Director/CIO-Global Head of Private Equity/Managing Director

Meg McClellan	Director/ Managing Director

John T. Donohue	Director/President/CEO/Managing Director

Joy C. Dowd	Director/Control Officer Executive/Managing Director

Jedediah Isiah M. Laskowitz	Director/ Co-Head of Global Investment Management Solutions/ Managing Director

Robert C. Michele	Director/Investment Team Head/Managing Director

Michael F. O’Brien	Director/ Co-Head of Global Investment Management Solutions/ Managing Director

Andrew Powell	Director/Managing Director

(18)

KENNEDY CAPITAL MANAGEMENT, INC.

The directors and officers of Kennedy Capital Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Kimberly D. Wood

President, Chief Executive Officer, Chairwoman of the Board

Frank A. Latuda, Jr.	Vice President, Chief Investment Officer, Director

Richard H. Sinise	Executive Vice President, Chief Portfolio Manager, Director of Research

Donald M. Cobin	Vice President, Portfolio Manager, Director

Niraj S. Shah	Vice President, Chief Operating Officer

Richard E. Oliver	Vice President, Chief Financial Officer

Marilyn K. Lammert	Vice President, Chief Compliance Officer

Robert B. Karn III	Director

John M. Hillhouse	Director

Timothy P. Hasara	Vice President, Portfolio Manager

(19)

LOOMIS, SAYLES & COMPANY, L.P.

The directors and officers of Loomis, Sayles & Company, L.P have held, during the past two fiscal years, the following positions of a substantial nature.

Robert J. Blanding, CIC

Chairman of the Board of Directors. Previously served as President and Chief Executive Officer (2015)

Kevin Charleston	President, Director, Chief Executive Officer

Daniel J. Fuss, CFA, CIC	Vice Chairman of the Board of Directors, Executive Vice President, Senior Portfolio Manager (2015). Previously served as Portfolio Manager (2015)

John F. Gallagher, III	Executive Vice President, Director, Director of Sales & Marketing

John R. Gidman	Executive Vice President, Director, Chief Operating Officer

Jean S. Loewenberg	Executive Vice President, Director, General Counsel

Jaehoon Park	Executive Vice President, Director, Chief Investment Officer

Paul Sherba	Executive Vice President (2015), Director (2015), and Chief Financial Officer. Previously served as Vice President and Treasurer (2015)

Greg Woodgate	Vice President and Treasurer. Previously served as Controller (2015)

David Waldman	Executive Vice President (2015), Director (2015), Deputy Chief Investment Officer (2015)

Estelle Burton	Vice President (2015), Controller (2015)

Don P. Ryan	Vice President, Chief Compliance Officer, and Counsel

John T. Hailer	Director (2015), President & Chief Executive Officer, Natixis Global Asset Management - The Americas and Asia

John F. Russell	Executive Vice President, Director (2015), Head of Human Resources and Senior Counsel

Pierre Servant	Director (2015), Chief Executive Officer, Natixis Global Asset Management

(20)

LSV ASSET MANAGEMENT

The directors and officers of LSV Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Josh O’Donnell	Chief Legal Officer and Chief Compliance Officer

Kevin Phelan	Chief Operating Officer

Josef Lakonishok	Chief Executive Officer; Chief Investment Officer

(21)

M&G INVESTMENTS

The directors and officers of M&G Investments have held, during the past two fiscal years, the following positions of a substantial nature.

Anne Richards	Chair

Simon Pilcher	Director

Grant Speirs	Director

Gary Cotton	Director

Jonathan Daniels	Director

Alexander Jeffrey	Director

Graham Mason	Director

Patrick Osborne	Chief Compliance Officer

(22)

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

The directors and officers of MFS have held, during the past two fiscal years, the following positions of a substantial nature.

Robert J. Manning

Director, Chairman of MFS; Chairman of the Board of Directors

Robin A. Stelmach	Vice Chairman

Mark N. Polebaum	Executive Vice President, Secretary, and General Counsel

Amrit B. Kanwal	Executive Vice President and Chief Financial Officer

Michael W. Roberge	Director, President, Chief Executive Officer, and Chief Investment Officer

Carol W. Geremia	Executive Vice President

James A. Jessee	Executive Vice President

Martin J. Wolin	Chief Compliance Officer (2015)

David A. Antonelli	Vice Chairman

Mark A. Leary	Executive Vice President, Chief Human Resources Officer

John M. Corcoran	Senior Vice President, Corporate Controller

Stephen C. Peacher	Director

Colm J. Freyne Scott Chin	Director Treasurer

(23)

MORGAN STANLEY INVESTMENT MANAGEMENT INC (MSIM)

The directors and officers of MSIM have held, during the past two fiscal years, the following positions of a substantial nature.

Dan Simkowitz	Managing Director and President

John Hagarty	Managing Director and Director

Feta Zabeli	Managing Director and Director (2015)

Mary Alice Dunne	Managing Director and Director

Isabelle Winkles	Managing Director and Assistant Treasurer

Christopher O’Dell	Managing Director and Secretary

David Heaton	Managing Director and Chief Financial Officer

Anita Rios	Executive Director and Treasurer

Timothy Knierim	Managing Director and Chief Compliance Officer

Philip Varela	Executive Director and Chief Anti-Money Laundering Officer

(24)

NEUBERGER BERMAN Investment Advisers LLC (NBIA)

The directors and officers of NBIA have held, during the past two fiscal years, the following positions of a substantial nature.

Joseph Amato

Director, President – Equities, (2016); Managing Director and Chief Investment Officer - Equities

Robert Conti	President - Mutual Funds and Managing Director (2016). Previously served as President and Chief Executive Officer (2016)

James J. Dempsey	Chief Financial Officer, Treasurer, Senior Vice President

Bradley Tank	Director, President-Fixed Income, Chief Investment Officer - Fixed Income, Managing Director

Andrew Johnson	Director (2016), Managing Director (2016)

Lawrence Kohn	Chief Operating Officer – Equities (2016), Managing Director (2016)

Robert Eason	Chief Operating Officer – Fixed Income (2016) and Managing Director (2016)

Brad E. Cetron	Chief Compliance Officer (2016), Head of Compliance (2016) and Managing Director. Previously served as Chief Compliance Officer (B/D) (2016)

(25)

OPPENHEIMERFUNDS, INC. (OppenheimerFunds)

The directors and officers of OppenheimerFunds have held, during the past two fiscal years, the following positions of a substantial nature.

Roger W. Crandall

Director

M. Timothy Corbett	Director

Elizabeth Ward	Director

Arthur P. Steinmetz	Director & Chairman

David M. Pfeffer	Director and CFO

Kristie Feinberg	Treasurer

Krishna K. Memani	President

Mary Ann Picciotto	Chief Compliance Officer

Cynthia Lo Bessette	Chief Legal Officer

(26)

PORTOLAN CAPITAL MANAGEMENT, LLC

The directors and officers of Portolan Capital Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Christopher Nardone

Chief Compliance Officer, Chief Financial Officer

George McCabe	Owner, Chief Investment Officer

Nancy Bonner	Chief Operating Officer

(27)

PGIM (Formerly PRUDENTIAL INVESTMENT MANAGEMENT, INC.)

The directors and officers of Prudential Investment Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David A. Hunt

Mike Lillard

Jurgen Muhlhauser

Matthew J. Fitzgerald

John M. Ewing

PGIM Inc. Chairman and President & CEO Chief Investment Officer and Head of PGIM Fixed Income

PGIM Inc. Senior Managing Director and Senior Vice President

PGIM Inc. Chief Financial Officer

Vice President and Chief Compliance Officer

PGIM Inc. Chief Legal Officer and Secretary

Betsy L. Friedman	PGIM, Inc. Vice President Operations

David M. Durning	Senior Managing Director, PGIM Real Estate Finance & Vice President

Allan A. Weaver	PGIM Inc. Senior Managing Director

Eric B. Collinet-Adler Karen E. McQuiston	Senior Managing Director, PGIM Real Estate & Vice President Managing Director, PGIM IAS & Vice President

(28)

BOSTON PARTNERS GLOBAL INVESTORS, INC  (Formerly ROBECO INVESTMENT MANAGEMENT, INC.)

The directors and officers of Robeco Investment Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Joseph Feeney, CFA	Co-Chief Executive Officer, Director

Mark Donovan, CFA	Co-Chief Executive Officer, Director

Matt Davis	Chief Financial Officer

William Butterly, III, Esq	Chief Operations Officer, Chief Compliance Officer, and General Counsel

Masaaki Kawano	Director

(29)

SOMERSET CAPITAL MANAGEMENT, LLP (SOMERSET)

The directors and officers of Somerset have held, during the past two fiscal years, the following positions of a substantial nature.

Dominic Johnson	Chief Executive Officer and Founding Partner

Edward Robertson	Founding Partner

Robert Diggle	Chief Compliance Officer, Chief Operating Officer, and Partner

Oliver Crawley	Partner

Mark Asquith	Partner

Timothy Hay	Partner

Edward Lam	Partner

George Birch Reynardson	Partner

Jacob Rees-Mogg	Founding Partner

(30)

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic)

The directors and officers of Systematic have held, during the past two fiscal years, the following positions of a substantial nature.

Ronald Matthew Mushock

Portfolio Manager and Limited Partner

Karen Elizabeth Kohler	Chief Operating Officer, Chief Compliance Officer, and Limited Partner

Eoin Middaugh	Limited Partner and Portfolio Manager

D. Kevin McCreesh	Chief Investment Officer, Portfolio Manager, and Limited Partner

Kenneth Burgess	Limited Partner and Portfolio Manager

Gregory Balcom Wood	Limited Partner and Head Trader

(31)

T. ROWE PRICE ASSOCIATES, INC.

The directors and officers of T. Rowe Price Associates, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Bernard	Director

William J. Stromberg	Director and President

John R. Gilner	Chief Compliance Officer

Brian C. Rogers	Chief Investment Officer and Director

Kenneth Van Moreland	Chief Financial Officer

David Ostreicher	Chief Legal Officer, Corporate Secretary

(32)

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

The directors and officers of The Boston Company Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Adam B. Joffe

Chief Executive Officer and Chief Operating Officer

Daniel J. McCormack	Executive Vice President, Global Head of Distribution

(33)

THOMPSON, SIEGEL & WALMSLEY, LLC

The directors and officers of Thompson, Siegel & Walmsley, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Lawrence E. Gibson	Managing Member and Chairman

Horace P. Whitworth	Managing Member, Chief Executive Officer, and Chief Financial Officer

Frank Reichel	Managing Member and President

Aidan Riordan	Managing Member, OMAM Representative

Cheryl M. Sherman	Treasurer

Lori N. Anderson	Managing Member, Risk Manager and Director of Operations

Jessica L. Thompson, Esq.	Chief Compliance Officer

John L. Reifsnider	Managing Member, Managing Director

Brett P. Hawkins	Chief Investment Officer

(34)

VICTORY CAPITAL MANAGEMENT INC.

The directors and officers of Victory Capital Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David C. Brown

Chairman, Director, and Chief Executive Officer, VCM, VCH

Kelly S. Cliff	President - Investment Franchises, Director, VCM, VCH

Michael D. Policarpo	Chief Operating Officer, Chief Financial Officer and Treasurer, Director, VCM, VCH

Nina Gupta	Chief Legal Officer and Secretary, Director, VCM, VCH

Milton Berlinski	Director, VCH

Caroline Bliss	Director, VCH

Alex Binderow	Director, VCH

Larry Davanzo	Director, VCH

Richard M. DeMartini James Hawkes Karin Hirtler-Garvey Guy Minetti Alan Rappaport Colin Kinney	Director, VCH Director, VCH Director, VCH Director, VCH Director, VCH Chief Compliance Officer and Chief Risk Officer

(35)

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

The directors and officers of Waddell & Reed Investment Management Company have held, during the past two fiscal years, the following positions of a substantial nature.

Officers

Christopher W. Rackers	Senior Vice President, Chief Human Resource Officer

Wendy J. Hills	Senior Vice President and General Counsel

JJ Richie	Vice President (2015) and Chief Compliance Officer (2015)

John E. Sundeen, Jr.	Executive Vice President, Chief Administrative Officer, and Director

Brent K. Bloss	Senior Vice President, Chief Financial Officer, Director, Treasurer

Kurt A. Sundeen	Senior Vice President, Chief Operations Officer

Daniel G. Scherman	Senior Vice President, Chief Risk Officer

Thomas W. Butch	Senior Vice President and Chief Marketing Officer

Philip J. Sanders Jon W. Baker	Chairman of the Board, Chief Executive Officer, Chief Investment Officer, President, Director Chief Procurement Officer

(36)

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC (William Blair)

The directors and officers of William Blair have held, during the past two fiscal years, the following positions of a substantial nature.

Edgar David Coolidge III	Vice Chairman

John Ettleson	President, Chief Executive Officer, and Executive Committee Member

Michelle Seitz	Executive Committee Member

Jon Walter Zindel	Executive Committee Member and Chief Financial Officer

Jeffrey Alan Urbina	Executive Committee Member

Arthur Simon	General Counsel and Executive Committee Member

John Moore	Executive Committee Member

Brent Gledhill	Executive Committee Member

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
245 Summer Street
Boston, MA 02210

FMR Co., Inc. (FMRC)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited. (FMR Japan)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (U.K.) Limited. (FMR U.K.)
245 Summer Street
Boston, MA 02210

Fidelity Research & Analysis Company (FRAC)
245 Summer Street
Boston, MA 02210

Fidelity Investments Money Management, Inc. (FIMM)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers, Inc.
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Corporation (FDC)
100 Salem Street
Smithfield, RI 02917

Acadian Asset Management LLC
260 Franklin Street
Boston, MA 02110

Advisory Research Inc. (ARI)
Two Prudential Plaza, 180 N. Stetson Avenue, Suite 5500
Chicago, IL 60601

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Aristotle Capital Management, LLC
11100 Santa Monica Boulevard, Suite 1700,
Los Angeles, CA 90025

ArrowMark Partners
100 Fillmore Street, Suite 325
Denver, Colorado 80206

Arrowstreet Capital, LP
200 Clarendon Street, 30th Floor
Boston, Massachusetts 02116

Boston Partners Global Investors, Inc.
1 Beacon Street, 30th Floor

Boston, MA 02108

Brandywine Global Investment Management LLC
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Causeway Capital Management, Inc. (Causeway)
11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025

ClariVest Asset Management LLC
11452 El Camino Real Suite 250
San Diego, CA 92130

FIAM, LLC
900 Salem Street
Smithfield, RI 02917

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105

Fisher Investments, Inc.
5525 NW Fisher Creek Drive
Camas, Washington 98607

Geode Capital Management, LLC (Geode)
One Post Office Square, 20th Floor
Boston, MA 02109

Invesco Advisers Inc. (Invesco)
1555 Peachtree, N.E.
Atlanta, Georgia 30309

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10017

Kennedy Capital Management, Inc.
10829 Olive Boulevard, Suite 100
St. Louis, MO 63141

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts, 02111

LSV Asset Management
1 North Wacker Drive, Suite 4000
Chicago, IL 60606

M&G Investments
Laurence Pountney Hill
London EC4R OHH

Massachusetts Financial Services, Inc. (MFS)
111 Huntington Avenue
Boston, Massachusetts, 02199

Morgan Stanley Investment Management, Inc. (MSIM)
522 Fifth Avenue
New York, NY, 10036

Neuberger Berman Management LLC
605 Third Avenue
New York, NY 10158

OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, NY 10281

Portolan Capital Management, LLC
Two International Place, 26th Floor
Boston, Massachusetts 02110

PGIM, Inc.
655 Broad Street
Newark, NJ 07102

Fidelity SelectCo, LLC (SelectCo)
1225 17th Street
Denver, CO 80202-5541

Somerset Capital Management LLP
110 Buckingham Place Road
London SW1W 9SA
United Kingdom

Systematic Financial Management, L.P. (Systematic)
300 Frank W. Burr Blvd., 7th Floor
Teaneck, NJ 07666

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

The Boston Company Asset Management, LLC
One Boston Place
Boston, Massachusetts 02108

Thompson, Siegel & Walmsley, LLC
6806 Paragon Place, Suite 300
Richmond, Virginia 23230

Victory Capital Management Inc.
4900 Tiedeman Road 4th Floor
Brooklyn, OH 44144

Waddell & Reed Investment Management Company
6300 Lamar Avenue
P.O. Box 29217
Overland Park, KS 66201

William Blair & Company, LLC
222 W. Adams St.
Chicago, IL 60606

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

* 100 Salem Street, Smithfield, RI

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Judy A. Marlinski	President (2017)	None
Robert F. Bachman	Executive Vice President (2015)	None
Eric C. Green	Assistant Treasurer (2016)	None
Natalie Kavanaugh	Chief Legal Officer	None
Jason J. Linde	Chief Compliance Officer (2016)	None
Michael Lyons	Chief Financial Officer (2015)	None
Brian C. McLain	Assistant Secretary	None
Judy A. Marlinski	Director	None
Carlos A. PiSierra	Director	None
Michael Kearney	Treasurer (2017)	None
Peter D. Stahl	Secretary	None

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Strategic Advisers, Inc. and Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, The Bank of New York Mellon, 1 Wall Street, New York, NY and State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Value Fund, and Strategic Advisers Value Multi-Manager Fund in connection with repurchase agreement transactions.

Item 34.

Management Services

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Nos. 60 and 63 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 10th day of October 2017.

Fidelity Rutland Square Trust II

	By	/s/Adrien E. Deberghes
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Adrien E. Deberghes, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Adrien E. Deberghes		President and Treasurer	October 10, 2017
Adrien E. Deberghes		(Principal Executive Officer)

/s/Howard J. Galligan III		Chief Financial Officer	October 10, 2017
Howard J. Galligan III		(Principal Financial Officer)

/s/Peter C. Aldrich	*	Trustee	October 10, 2017
Peter C. Aldrich

/s/Ralph F. Cox	*	Trustee	October 10, 2017
Ralph F. Cox

/s/Mary C. Farrell	*	Trustee	October 10, 2017
Mary C. Farrell

/s/Bruce T. Herring		Trustee	October 10, 2017
Bruce T. Herring

/s/Karen Kaplan	*	Trustee	October 10, 2017
Karen Kaplan

/s/Robert A. Lawrence	*	Trustee	October 10, 2017
Robert A. Lawrence

*	By:	/s/Megan C. Johnson
Megan C. Johnson, attorney in fact

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Rutland Square Trust II (the “Trust”), pursuant to the authority granted to the Trust’s Board of Trustees in Section 4.01(l) of Article IV of the Trust’s Trust Instrument dated March 8, 2006, hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after September 1, 2017.

WITNESS our hands on this first day of September, 2017.

/s/Peter C. Aldrich	/s/Mary C. Farrell
Peter C. Aldrich	Mary C. Farrell
/s/Ralph F. Cox	/s/Robert A. Lawrence
Ralph F. Cox	Robert A. Lawrence
/s/Karen Kaplan
Karen Kaplan

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